PAYABLE TO INVESTORS	12 Months Ended
Dec. 31, 2017
Payable To Investors [Abstract]
Payable To Investors
15.	PAYABLE TO INVESTORS

In the ordinary course of business, through the peer-to-peer platforms and the Company's consolidated Shanghai Renren Finance Leasing Asset-Backed Special Plans (the "Plans"), the Company identifies investors and transfers creditors' rights to those investors. The Company further offers different investment periods to investors with various annual interest rates while those credit rights are held by the investors. The terms of the sales require the Company to repurchase those creditors’ rights from investors prior to or upon the maturity of the investment period. As a result, the sales of those creditors’ rights are not accounted for as a sale and remain on the consolidated balance sheet and are recorded as payable to investors in the Company’s consolidated balance sheet.

The short-term payable to investors bears a fixed annual rate ranging from 8.6% to 11.04% with different investment periods to investors ranging from 15 days to 12 months, for both the years ended December 31, 2016 and 2017. Short-term payable to investors also includes payable to investors from the Plans.

The long-term payable to investors as of December 31, 2016 was arising from the Plans, which will expire by the end of May 2018, and bears a fixed annual rate ranging from 5.5% to 7.0% with an investment periods to investors of 21 months. The remaining balance from the Plan as December 31, 2017 became short-term payable to investors.